UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05977)

Exact name of registrant as specified in charter:	Putnam New Jersey Tax Exempt Income Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	May 31, 2012

Date of reporting period:	June 1, 2011 — May 31, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PTNJX

Putnam New Jersey Tax Exempt Income Fund

Annual report
5|31|12

A world of investing.™

Putnam
INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam New Jersey
Tax Exempt
Income Fund

Annual report
5 | 31 | 12

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Financial statements	17

Federal tax information	38

About the Trustees	39

Officers	41

Consider these risks before investing: Investments in a single state carry risks of vulnerability to common economic forces and other factors affecting the state’s tax-exempt investments, which may result in greater losses and volatility. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, funds that invest in bonds have ongoing fees and expenses. Since the fund invests in tax-exempt bonds, which, to be treated as tax exempt under the Internal Revenue Code, may be issued only by limited types of issuers for limited types of projects, the fund’s investments may be focused in certain market segments. Consequently, the fund may be more vulnerable to fluctuations in the values of the securities it holds than a fund that invests more broadly. The prices of bonds may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry.

Message from the Trustees

Dear Fellow Shareholder:

Markets worldwide continue to be buffeted by headwinds out of Europe and evidence of a slowing global economy. The coming election in the United States has added to uncertainty around important economic issues at the federal and state levels. It is prudent to expect this volatility to stay with us as policymakers around the world work out solutions to debt issues and pave the way to sustained economic growth.

Long-term investors should also understand that Putnam’s experienced investment team is trained to uncover opportunities in precisely this type of environment, while actively seeking to guard against downside risk. As always, it is wise to rely on the expertise and insights of your financial advisor, someone who can help you maintain a long-term focus and a balanced investment approach.

In other news, please join us in welcoming the return of Elizabeth T. Kennan to the Board of Trustees. Dr. Kennan, who served as a Trustee from 1992 until 2010, has rejoined the Board, effective January 1, 2012. Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse breeding and general farming), and is also President Emeritus of Mount Holyoke College.

We would also like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking a high level of tax-free income for New Jersey investors

Municipal bonds can help investors keep more of their investment income while also financing important public projects such as schools, roads, and hospitals. Municipal bonds are typically issued by states and local municipalities to raise funds for building and maintaining public facilities, and they offer income that is generally exempt from federal, state, and local income tax.

Putnam New Jersey Tax Exempt Income Fund seeks to capitalize on investment opportunities in New Jersey by investing in bonds across a range of sectors. The fund also combines bonds of differing credit quality to increase income potential. In addition to investing in high-quality bonds, the fund’s managers allocate a smaller portion of the portfolio to lower-rated bonds, which may offer higher income in return for more risk.

When deciding whether to invest in a bond, the fund’s managers consider the risks involved — including credit risk, interest-rate risk, and the risk that the bond will be prepaid.

The managers are backed by the resources of Putnam’s fixed-income organization, in which municipal bond analysts are grouped into sector teams and conduct ongoing, rigorous research. Once a bond has been purchased, the managers continue to monitor developments that may affect the bond market, the sector, and the issuer of the bond.

The goal of this in-depth research and active management is to stay a step ahead of the industry and pinpoint opportunities for investors.

Understanding tax-equivalent yield

To understand the value of tax-free income, it is helpful to compare a municipal bond’s yield with the “tax-equivalent yield” — the before-tax yield that must be offered by a taxable bond in order to equal the municipal bond’s yield after taxes.

How to calculate tax-equivalent yield: The tax-equivalent yield equals the municipal bond’s yield divided by “one minus the tax rate.” For example, if a municipal bond’s yield is 5%, then its tax-equivalent yield is 7.7%, assuming the maximum 35% federal tax rate for 2012.

Results for investors subject to lower tax rates would not be as advantageous.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Interview with your fund’s portfolio manager

Municipal bonds were frequently in the news during the past 12 months. How would you describe the investment environment?

The past 12 months marked a particularly strong period for municipal bonds and for the fund. In the months before the fund’s fiscal year began, investors had become increasingly concerned about a potential wave of defaults in the municipal bond market and the perceived threat of unusually high supply in 2011, and as a result the market sold off dramatically. Neither of these concerns materialized, however. While defaults in calendar 2011 were somewhat higher than in 2010, they were still quite low overall, and were nowhere near the record-setting levels that had been forecast by some in the media.

Through the end of May, defaults year-to-date totaled about $1.4 billion, which is in line with historical averages. With regard to supply, new issuance remained relatively light by historical standards throughout the fund’s fiscal year, and that generally offered some price stability to the market. Many of the new issues that have taken place have been municipalities refunding or refinancing existing debt, which also has helped limit supply in the market.

Against this backdrop, tax-exempt bonds posted solid returns and outpaced the broad taxable bond market, as measured by the Barclays U.S. Aggregate Bond Index. Moreover, I am pleased to report that the fund outperformed its benchmark over the past

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 5/31/12. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 15.

12 months, although it trailed the average return of its Lipper peer group.

Last August, Standard & Poor’s [S&P] downgraded its credit rating for U.S. Treasuries and a number of municipal bonds. What impact did that have on the market?

On the heels of its August downgrade of U.S. sovereign debt, S&P lowered its ratings from AAA to AA+ for more than 11,000 municipal securities, including taxable and tax-exempt securities. While this number does seem large, it covers less than 1% of the nearly $4 trillion municipal bond market. These securities all had links to the federal government, and, according to S&P, the affected issues fell into four broad categories: municipal housing bonds backed by the federal government or invested in U.S. government securities; bonds of certain government-related entities in the housing and public power sectors; bonds backed by federal leases; and defeased bonds secured by U.S. Treasury and government agency securities held in escrow.

The downgrade was not surprising given the interdependence of state and federal finances, and S&P had been suggesting such a move was imminent for some time. Nonetheless, we believe S&P’s downgrades underscore the importance of performing intensive fundamental research when investing in the municipal bond market. At Putnam, we independently research every bond we hold and assess the credit risk it represents before we add it to the portfolio.

You mentioned an increase in defaults in 2011. What contributed to that change?

Prior to the fourth quarter of 2011, defaults in the municipal bond market had been trending lower since 2009, with the majority of defaults that did occur stemming from

Allocations are represented as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

lower-rated or unrated securities, often in more speculative real-estate-backed sectors of the market. Late in 2011, however, we saw an increase in the default rate, driven in part by two high-profile events. The first was the bankruptcy filing of American Airlines. With about $3 billion of par-value bonds in the municipal market, that event had a significant effect on default levels. The second was a default by Jefferson County, Alabama, a county whose fiscal struggles had captured headlines for a number of years. The county’s bonds had been trading at distressed levels for some time, and their eventual default in 2011 was well anticipated by the market.

Overall, the default rate remained relatively low for all of last year, finishing well below 1%. Looking ahead, we believe defaults will continue to be in line with historical averages. That said, we believe it’s likely that certain cities or counties will continue to capture headlines in 2012, as a number of municipalities work to find their fiscal footing.

What effect have potential policy changes had on the tax-exempt bond market?

As the 2012 presidential election race has heated up, there has been a lot of discussion about tax reform. For example, in President Obama’s fiscal 2013 budget proposal, individuals and married couples earning more than $200,000 and $250,000, respectively, would only be able to exclude from federal taxes 28 cents of every dollar of municipal

Credit qualities are shown as a percentage of portfolio market value as of 5/31/12. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s or, if unrated by S&P, by Fitch, and then included in the closest equivalent Moody’s rating. Ratings will vary over time. Credit qualities are included for portfolio securities and are not included for derivative instruments and cash. The fund itself has not been rated by an independent rating agency.

bond income earned. Meanwhile, Republicans in general and presumptive presidential nominee Mitt Romney in particular have been calling for a flatter rate on a broader tax base.

Income tax rates are only one factor among many that affect the tax-exempt bond market, including the prevailing interest-rate environment, the strength of the equity markets, and the tax picture more broadly. We believe there is likely to be a much broader discussion on tax reform in 2013. However, in our view there are a number of issues that likely will need to be addressed even before then, and it remains to be seen whether Congress will act on the debt ceiling, the alternative minimum tax, and the Bush-era tax cuts, which are slated to expire at the end of the year. We are monitoring the situation closely.

How did you position the portfolio during the fund’s fiscal year?

We sought to benefit from improving fundamentals in the municipal bond market. While we believed that the budget challenges faced by many states were significant, we were confident that conditions would improve as long as the broad economy did not stall. Against this backdrop, we believed that essential service revenue bonds continued to be attractive, while we remained highly selective regarding the fund’s positioning in local general obligation bonds [G.O.], which are securities issued at the city or county level. We believe that as the federal government looks to reduce transfer payments to the states — and as states, including New Jersey, seek in turn to close their deficits by reducing spending — these types of bonds are at risk for downgrades or other headline-driven price volatility. And unlike state general obligation bonds, local G.O.s rely more on property tax revenue than on income or sales taxes. With real-estate prices still under pressure in many markets, property taxes have been slower to recover than other tax sources.

From a credit perspective, we held an overweight position in A-rated and Baa-rated securities versus the fund’s benchmark. In terms of sectors, relative to the benchmark index, we favored higher education, utility, and health-care bonds, particularly those of

This chart illustrates the fund’s composition by maturity, showing the percentage of holdings in different maturity ranges and how the composition has changed over the past six months. Holdings and maturity ranges will vary over time. The effective maturity dates of bonds with call features may change as a result of market conditions.

larger, higher-quality hospitals and continuing-care retirement communities. Overall, this positioning generally helped the fund’s relative performance during its fiscal year.

What is your outlook for the months ahead?

Technical factors in the market have been positive — specifically, higher refunding activity and strong investor demand. However, we believe that some uncertainty remains. We believe that New Jersey and other states will continue to face financial challenges as the economy struggles to find its footing. For the most part, however, we believe that the fiscal conditions across the country are showing signs of gradual improvement: Tax receipts are beginning to improve, albeit slowly, and we believe defaults will remain relatively low in 2012. Our main focus, however, remains on the economy and Congress’s plans to reduce the deficit. Higher federal income tax rates, a change in the tax status of municipal bonds, and significant cuts in state funding all would have consequences for the municipal bond market, in our view. But for investors with longer time horizons, we believe that our actively managed approach remains a prudent way to diversify holdings and generate tax-exempt income in the municipal bond market.

Thank you, Thalia, for updating us on the fund.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Thalia Meehan holds a B.A. from Williams College. A CFA charterholder, Thalia joined Putnam in 1989 and has been in the investment industry since 1983.

In addition to Thalia, your fund’s portfolio managers are Paul M. Drury, CFA, and Susan A. McCormack, CFA.

IN THE NEWS

Risk-averse investors around the world are stampeding into government bonds, driving yields to record lows. In the United States, the rate on a 10-year U.S. Treasury note recently dipped to levels not seen since 1945. Several factors have driven the prices of U.S. Treasuries higher and their yields lower, including concerns about a U.S. economic slowdown, Europe’s dire economic situation, and the decelerating economies of China and India. In early June, the 10-year Treasury note yield fell to 1.54%, below the prior low of 1.55%, which was reached just after World War II. Meanwhile, municipal bond yields have also declined, but not as significantly as Treasuries. As a result, municipal bonds potentially offer a greater income opportunity than Treasuries in today’s record-low interest-rate environment.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended May 31, 2012, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 5/31/12

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(2/20/90)		(1/4/93)		(10/3/06)		(5/1/95)		(1/2/08)

	Before	After					Before	After	Net
	sales	sales	Before	After	Before	After	sales	sales	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value

Annual average
(life of fund)	5.81%	5.62%	5.08%	5.08%	5.02%	5.02%	5.47%	5.31%	5.86%

10 years	61.26	54.81	51.18	51.18	49.60	49.60	56.81	51.81	63.18
Annual average	4.89	4.47	4.22	4.22	4.11	4.11	4.60	4.26	5.02

5 years	31.36	26.16	27.30	25.30	26.57	26.57	29.55	25.28	32.86
Annual average	5.61	4.76	4.95	4.61	4.83	4.83	5.31	4.61	5.85

3 years	23.84	18.87	21.54	18.54	20.97	20.97	22.80	18.79	24.76
Annual average	7.39	5.93	6.72	5.83	6.55	6.55	7.09	5.91	7.65

1 year	11.57	7.12	10.90	5.90	10.83	9.83	11.26	7.61	11.92

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC. Performance for class B, C, M, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

Comparative index returns For periods ended 5/31/12

		Lipper New Jersey Municipal Debt
	Barclays Municipal Bond Index	Funds category average*

Annual average (life of fund)	6.42%	5.98%

10 years	69.22	58.80
Annual average	5.40	4.72

5 years	32.99	26.23
Annual average	5.87	4.75

3 years	23.62	25.44
Annual average	7.32	7.82

1 year	10.40	12.57

Index and Lipper results should be compared to fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 5/31/12, there were 48, 46, 39, 32, and 6 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $15,118 and $14,960, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $15,181 after sales charge. A $10,000 investment in the fund’s class Y shares would have been valued at $16,318.

Fund price and distribution information For the 12-month period ended 5/31/12

Distributions	Class A		Class B	Class C	Class M		Class Y

Number	12		12	12	12		12

Income [1]	$0.366379		$0.307172	$0.292708	$0.340351		$0.387827

Capital gains [2]	—		—	—	—		—

Total	$0.366379		$0.307172	$0.292708	$0.340351		$0.387827

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Share value	charge	charge	value	value	charge	charge	value

5/31/11	$9.12	$9.50	$9.11	$9.12	$9.12	$9.43	$9.13

5/31/12	9.79	10.20	9.78	9.80	9.79	10.12	9.81

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Current yield (end of period)	charge	charge	value	value	charge	charge	value

Current dividend rate [3]	3.56%	3.41%	2.94%	2.78%	3.29%	3.18%	3.78%

Taxable equivalent [4]	6.02	5.76	4.97	4.70	5.56	5.37	6.39

Current 30-day SEC yield [5]	N/A	2.28	1.76	1.61	N/A	2.03	2.60

Taxable equivalent [4]	N/A	3.85	2.97	2.72	N/A	3.43	4.39

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes maximum 40.83% federal and state combined tax rate for 2012. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter
Total return for periods ended 6/30/12

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(2/20/90)		(1/4/93)		(10/3/06)		(5/1/95)		(1/2/08)

	Before	After					Before	After	Net
	sales	sales	Before	After	Before	After	sales	sales	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value

Annual average
(life of fund)	5.78%	5.59%	5.06%	5.06%	4.99%	4.99%	5.44%	5.29%	5.84%

10 years	59.59	53.32	49.68	49.68	48.14	48.14	55.06	49.94	61.51
Annual average	4.79	4.37	4.12	4.12	4.01	4.01	4.48	4.13	4.91

5 years	31.78	26.50	27.59	25.59	26.82	26.82	29.96	25.63	33.38
Annual average	5.67	4.81	4.99	4.66	4.87	4.87	5.38	4.67	5.93

3 years	24.82	19.72	22.50	19.50	21.90	21.90	23.77	19.64	25.72
Annual average	7.67	6.18	7.00	6.12	6.82	6.82	7.37	6.16	7.93

1 year	11.03	6.63	10.37	5.37	10.20	9.20	10.74	7.10	11.28

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y

Total annual operating expenses for the fiscal year
ended 5/31/11	0.78%	1.40%	1.55%	1.05%	0.55%

Annualized expense ratio for the six-month period
ended 5/31/12*	0.78%	1.40%	1.55%	1.05%	0.55%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from December 1, 2011, to May 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$4.03	$7.21	$7.98	$5.42	$2.84

Ending value (after expenses)	$1,064.50	$1,061.10	$1,060.20	$1,062.90	$1,066.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended May 31, 2012, use the following calculation method. To find the value of your investment on December 1, 2011, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$3.94	$7.06	$7.82	$5.30	$2.78

Ending value (after expenses)	$1,021.10	$1,018.00	$1,017.25	$1,019.75	$1,022.25

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011, are available in the Individual Investors section at putnam. com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of May 31, 2012, Putnam employees had approximately $326,000,000 and the Trustees had approximately $77,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam New Jersey Tax Exempt Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam New Jersey Tax Exempt Income Fund (the “fund”) at May 31, 2012, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at May 31, 2012 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 16, 2012

The fund’s portfolio 5/31/12

Key to holding’s abbreviations
AGM Assured Guaranty Municipal Corporation	NATL National Public Finance Guarantee Corp.
AGO Assured Guaranty, Ltd.	Radian Insd. Radian Group Insured
AMBAC AMBAC Indemnity Corporation	U.S. Govt. Coll. U.S. Government Collateralized
Cmnwlth. of PR Gtd. Commonwealth of	VRDN Variable Rate Demand Notes, which are
Puerto Rico Guaranteed	floating-rate securities with long-term maturities,
COP Certificates of Participation	that carry coupons that reset every one or seven
FGIC Financial Guaranty Insurance Company	days. The rate shown is the current interest rate at the
G.O. Bonds General Obligation Bonds	close of the reporting period.

MUNICIPAL BONDS AND NOTES (97.5%)*	Rating**	Principal amount	Value

California (1.0%)
CA State G.O. Bonds
5 1/4s, 2/1/29	A1	$1,250,000	$1,443,375
5s, 11/1/32	A1	1,250,000	1,353,738

			2,797,113
Guam (1.2%)
Territory of GU, Bus. Privilege Tax Rev. Bonds,
Ser. A, 5s, 1/1/31	A	1,125,000	1,232,449

Territory of GU, Govt. Ltd. Oblig. Rev. Bonds
(Section 30), Ser. A, 5 3/4s, 12/1/34	BBB–	1,000,000	1,066,940

Territory of GU, Govt. Wtr. Wks. Auth. Wtr. &
Waste Wtr. Syst. Rev. Bonds, 5 5/8s, 7/1/40	Ba2	450,000	458,006

Territory of GU, Pwr. Auth. Rev. Bonds, Ser. A,
5 1/2s, 10/1/40	BBB	500,000	515,780

			3,273,175
New Jersey (79.6%)
Bayonne, G.O. Bonds (School Bldg.), AGM,
5s, 7/15/25	Aa3	1,859,000	1,976,563

Burlington Cnty., Bridge Comm. Econ. Dev. Rev.
Bonds (The Evergreens), 5 5/8s, 1/1/38	BB+/P	1,450,000	1,471,721

Camden Cnty., Impt. Auth. VRDN (Sr. Redev.
Harvest Village), Ser. A, 0.19s, 7/1/29	A-1	1,165,000	1,165,000

Casino Reinvestment Dev. Auth. Rev. Bonds,
Ser. A, NATL, 5 1/4s, 6/1/21	A–	3,905,000	4,063,543

Essex Cnty., Impt. Auth. Rev. Bonds
NATL, 5 1/2s, 10/1/30	Aa2	1,290,000	1,659,159
Ser. 06, AMBAC, 5 1/4s, 12/15/20	Aa2	1,000,000	1,233,350
AMBAC, 5s, 12/15/23	Aa2	2,000,000	2,282,140

Freehold, Regl. High School Dist. G.O. Bonds,
FGIC, NATL, 5s, 3/1/19	AA	1,500,000	1,827,750

Garden State Preservation Trust Rev. Bonds
(Open Space & Farmland 2005), Ser. A, AGM,
5 3/4s, 11/1/28	AAA	2,000,000	2,677,180
Ser. B, AGM, zero %, 11/1/24	AAA	6,000,000	4,081,560

Gloucester Cnty., Impt. Auth. Rev. Bonds
5s, 4/1/28	AA+	2,310,000	2,614,343
5s, 4/1/23	AA+	500,000	578,465

MUNICIPAL BONDS AND NOTES (97.5%)* cont.	Rating**	Principal amount	Value

New Jersey cont.
Hillsborough Twp., School Dist. G.O. Bonds, AGM,
5 3/8s, 10/1/21	Aa3	$1,720,000	$2,221,569

Jersey City, Swr. Auth. Rev. Bonds, AMBAC,
6 1/4s, 1/1/14	BBB/P	880,000	925,250

Middlesex Cnty., Impt. Auth. Lease Rev. Bonds
(Perth Amboy Muni. Complex), FGIC, NATL, 5s,
3/15/31 (Prerefunded 3/15/13)	BBB+/P	1,500,000	1,555,080
(North Brunswick Twp.), Ser. A, FGIC, NATL, 5s,
10/1/20 (Prerefunded 10/1/12)	Aa2	1,000,000	1,015,550

Middletown Twp. Board of Ed. G.O. Bonds,
5s, 8/1/27	AA	1,500,000	1,775,070

Millburn Twp., Board of Ed. G.O. Bonds,
5.35s, 7/15/17	Aaa	1,150,000	1,411,522

New Brunswick Pkg. Auth. Rev. Bonds, Ser. A,
NATL, 5s, 9/1/24	A+	1,225,000	1,235,829

Newark, Hsg. Auth. Rev. Bonds (Port Auth.
Newark Marine Term.), NATL, 5 1/4s, 1/1/22
(Prerefunded 1/1/14)	BBB	2,260,000	2,433,478

NJ Econ. Dev. Auth. Rev. Bonds
(Newark Arpt. Marriott Hotel), 7s, 10/1/14	Ba1	1,300,000	1,303,822
(First Mtge. Presbyterian Home), Ser. A,
6 3/8s, 11/1/31	BB/P	1,500,000	1,464,855
(Cranes Mill), Ser. A, 6s, 7/1/38	BBB–/F	750,000	776,138
(Paterson Charter School Science & Tech.),
Ser. A, 6s, 7/1/32	BBB–	800,000	821,864
(MSU Student Hsg.), 5 7/8s, 6/1/42	Baa3	1,550,000	1,712,471
(School Fac. Construction), Ser. N-1, AMBAC,
5 1/2s, 9/1/24	A1	1,500,000	1,857,345
(Cigarette Tax), 5 1/2s, 6/15/24
(Prerefunded 6/15/12)	Aaa	2,950,000	2,954,396
(School Fac. Construction), Ser. AA,
5 1/4s, 12/15/33	A1	1,500,000	1,670,175
(School Fac. Construction), Ser. Y, 5s, 9/1/33	A1	500,000	538,200
(School Fac.), Ser. U, AGM, 5s, 9/1/32	Aa3	1,000,000	1,089,160
(School Fac. Construction), Ser. P, 5s, 9/1/30	A1	2,040,000	2,181,882
(Motor Vehicle), Ser. A, NATL, 5s, 7/1/27	A	1,000,000	1,070,710
Ser. II, 5s, 3/1/27	A1	2,000,000	2,272,200
5s, 6/15/26	Baa1	2,000,000	2,221,460
(School Fac. Construction), Ser. L, AGM,
5s, 3/1/23	Aa3	2,545,000	2,759,493

NJ Econ. Dev. Auth. Retirement Cmnty. Rev. Bonds
(Seabrook Village, Inc.), 5 1/4s, 11/15/36	BB–/P	200,000	198,902

NJ Econ. Dev. Auth. Solid Waste Fac. Mandatory
Put Bonds (6/1/14) (Disp. Waste Mgt.), Ser. A,
5.3s, 6/1/15	BBB	1,500,000	1,621,740

NJ Econ. Dev. Auth. Wtr. Fac. Rev. Bonds (NJ
American Wtr. Co.)
Ser. A, 5.7s, 10/1/39	A2	3,500,000	3,804,780
Ser. B, 5.6s, 11/1/34	A2	500,000	545,600
Ser. D, 4 7/8s, 11/1/29	A2	700,000	744,877

MUNICIPAL BONDS AND NOTES (97.5%)* cont.	Rating**	Principal amount	Value

New Jersey cont.
NJ Env. Infrastructure Trust Rev. Bonds, Ser. B,
5s, 9/1/30	Aaa	$1,445,000	$1,660,276

NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
(Gen. Hosp. Ctr.-Passaic Inc.), AGM, U.S. Govt.
Coll., 6 3/4s, 7/1/19 (Escrowed to maturity)	Aa3	5,000,000	6,277,550
(St. Joseph Hlth. Care Syst.), 6 5/8s, 7/1/38	BBB–	1,000,000	1,161,870
(Atlantic City Med.), 6 1/4s, 7/1/17	A1	560,000	562,458
(AHS Hosp. Corp.), 6s, 7/1/41	A1	2,500,000	2,958,675
(Chilton Memorial Hosp.), 5 3/4s, 7/1/39	BBB+	2,000,000	2,127,520
(St. Peter’s U. Hosp.), 5 3/4s, 7/1/37	Baa3	1,500,000	1,594,515
(United Methodist Homes), Ser. A, 5 3/4s, 7/1/29	BB+	1,750,000	1,750,210
(Atlantic City Med.), 5 3/4s, 7/1/25	A1	975,000	978,929
(Barnabas Hlth.), Ser. A, 5 5/8s, 7/1/32	Baa2	2,000,000	2,164,460
(Children’s Specialized Hosp.), Ser. A,
5 1/2s, 7/1/36	Baa3	600,000	616,320
(Children’s Specialized Hosp.), Ser. A,
5 1/2s, 7/1/30	Baa3	900,000	928,908
(Hackensack U. Med. Ctr.), AGO, 5 1/4s, 1/1/31	Aa3	1,000,000	1,077,900
(Hackensack U. Med. Ctr.), 5 1/8s, 1/1/21	A3	1,425,000	1,600,275
(Hlth. Care Fac. Good Shepherd), Radian Insd.,
5.1s, 7/1/21	BBB/P	1,010,000	993,416
(South Jersey Hosp.), 5s, 7/1/46	A2	3,055,000	3,164,033
(Holy Name Hosp.), 5s, 7/1/36	Baa2	1,500,000	1,515,900
(Hunterdon Med. Ctr.), Ser. B, 5s, 7/1/36	A–	1,710,000	1,760,018
(Hackensack U. Med. Ctr.), 5s, 1/1/34	A3	750,000	785,580
(Hosp. Asset Transformation), Ser. A, 5s, 10/1/28	A1	1,000,000	1,101,640
(AHS Hosp. Corp.), Ser. A, 5s, 7/1/27	A1	500,000	537,580
(South Jersey Hosp.), 5s, 7/1/26	A2	1,500,000	1,595,805
(Holy Name Med. Ctr.), 5s, 7/1/25	Baa2	1,000,000	1,062,000
(Atlanticare Regl. Med. Ctr.), 5s, 7/1/24	A1	1,555,000	1,706,426
(Children’s Specialized Hosp.), Ser. A, 5s, 7/1/24	Baa3	400,000	411,796
(Atlanticare Regl. Med. Ctr.), 5s, 7/1/23	A1	1,500,000	1,652,025
(Children’s Specialized Hosp.), Ser. A, 5s, 7/1/18	Baa3	1,000,000	1,053,150

NJ Hlth. Care Fac. Fin. Auth. VRDN
(Virtua Hlth.), Ser. B, 0.19s, 7/1/43	A–1	1,595,000	1,595,000
(Virtua Hlth.), Ser. C, 0.19s, 7/1/43	A–1	2,000,000	2,000,000
(Compensation Program), Ser. A-4, 0.13s, 7/1/27	VMIG1	1,500,000	1,500,000

NJ Inst. of Tech. Rev. Bonds, Ser. A, 5s, 7/1/32	A1	1,250,000	1,433,125

NJ State G.O. Bonds, 5s, 6/1/27
(Prerefunded 6/1/17)	Aa3	1,500,000	1,807,500

NJ State Rev. Bonds (Trans. Syst.), Ser. C,
AMBAC, zero %, 12/15/24	A1	2,400,000	1,461,264

NJ State Edl. Fac. Auth. Rev. Bonds
(U. of Med. and Dentistry), Ser. B,
7 1/2s, 12/1/32	Baa1	500,000	610,895
(Georgian Court College), Ser. C, U.S. Govt.
Coll., 6 1/2s, 7/1/33 (Prerefunded 7/1/13)	AA+	1,250,000	1,333,463
(Fairleigh Dickinson), Ser. C, 6s, 7/1/20	BBB/F	1,000,000	1,070,230
(Kean U.), Ser. A, 5 1/2s, 9/1/36	A2	1,635,000	1,826,900
(Fairleigh Dickinson), Ser. C, 5 1/2s, 7/1/23	BBB/F	1,000,000	1,034,550
(Montclair State U.), Ser. J, 5 1/4s, 7/1/38	A1	500,000	537,005

MUNICIPAL BONDS AND NOTES (97.5%)* cont.	Rating**	Principal amount	Value

New Jersey cont.
NJ State Edl. Fac. Auth. Rev. Bonds
(Georgian Court U.), Ser. D, 5 1/4s, 7/1/27	Baa1	$1,575,000	$1,680,903
(Rider U.), Ser. A, 5s, 7/1/37	Baa1	500,000	528,740
(Rider U.), Ser. A, 5s, 7/1/32	Baa1	500,000	543,665
(NJ City U.), Ser. E, AGO, 5s, 7/1/28	Aa3	1,000,000	1,100,920
(William Paterson U.), Ser. C, AGO, 5s, 7/1/28	Aa3	2,000,000	2,205,320
(Georgian Court U.), Ser. D, 5s, 7/1/27	Baa1	1,000,000	1,055,800
(College of NJ), Ser. D, AGM, 5s, 7/1/26	Aa3	1,000,000	1,125,020
(College of NJ), Ser. D, AGM, 5s, 7/1/25	Aa3	1,500,000	1,695,585
(Kean U.), Ser. A, 5s, 9/1/24	A2	1,500,000	1,716,930
(William Patterson U.), Ser. A, FGIC, 5s, 7/1/22	A1	1,110,000	1,170,062
(Princeton U.), Ser. B, 5s, 7/1/21	Aaa	765,000	986,062
(Rowan U.), Ser. C, NATL, 5s, 7/1/21
(Prerefunded 7/1/14)	A+	1,565,000	1,713,753
(Higher Ed. Cap. Impt. Fund), Ser. A, AGM,
5s, 9/1/17	Aa3	4,315,000	4,693,123

NJ State Higher Ed. Assistance Auth. Rev. Bonds
(Student Loan)
Ser. A, 5 5/8s, 6/1/30	AA	1,750,000	1,952,370
Ser. 2, 5s, 12/1/26	Aa3	1,250,000	1,377,988
Ser. A, 5s, 6/1/18	AA	2,000,000	2,326,020

NJ State Hsg. & Mtge. Fin. Agcy. Rev. Bonds
Ser. AA, 6 3/8s, 10/1/28	Aa2	835,000	927,034
Ser. E1, AGM, 5.7s, 5/1/20	Aa3	385,000	385,489
Ser. A, 4.2s, 11/1/32 ∆	A+	1,000,000	1,004,600

NJ State Tpk. Auth. Rev. Bonds
Ser. C, NATL, 6 1/2s, 1/1/16 (Escrowed
to maturity)	A+	3,085,000	3,503,480
Ser. E, 5 1/4s, 1/1/40	A+	2,000,000	2,255,120
Ser. A, AMBAC, 5s, 1/1/30	A+	3,000,000	3,109,920
Ser. A, AGM, 5s, 1/1/20	Aa3	4,000,000	4,175,920

NJ State Trans. Trust Fund Auth. Rev. Bonds
(Trans. Syst.), Ser. A, 5 7/8s, 12/15/38	A1	1,350,000	1,556,915
Ser. B, 5 1/4s, 6/15/36	A1	1,000,000	1,134,450
(Trans. Syst.), Ser. D, 5 1/4s, 12/15/23	A1	2,000,000	2,484,360
(Trans. Syst.), Ser. A, AGM, AMBAC, 5s, 12/15/32	Aa3	2,500,000	2,770,375
(Trans. Syst.), Ser. A, AMBAC, 5s, 12/15/27	A1	2,475,000	2,756,061
(Trans. Syst.), Ser. A, zero %, 12/15/33	A1	5,100,000	1,779,951

NJ State Trans. Trust Fund Auth. VRDN (Trans.
Syst.), Ser. C, 0.14s, 6/15/32	VMIG1	1,500,000	1,500,000

North Bergen Twp., Muni. Util. Auth. Swr. Rev.
Bonds, NATL
zero %, 12/15/27	Aa3	1,005,000	538,419
zero %, 12/15/26	Aa3	1,000,000	564,100

North Hudson, Swr. Auth. Rev. Bonds, Ser. A,
5s, 6/1/42	A–	2,000,000	2,154,820

Northern Burlington Cnty., Regl. School Dist.
G.O. Bonds, FGIC, NATL, 5 1/4s, 4/1/17	Aa3	1,130,000	1,343,197

Ocean City, Util. Auth. Waste Wtr. Rev. Bonds,
NATL, 5 1/4s, 1/1/22	Aaa	2,000,000	2,585,860

MUNICIPAL BONDS AND NOTES (97.5%)* cont.	Rating**	Principal amount	Value

New Jersey cont.
Rutgers State U. COP, AMBAC, 5s, 1/1/24	Aa2	$1,800,000	$1,888,866

Rutgers State U. Rev. Bonds
Ser. A, 6.4s, 5/1/13	Aa2	875,000	923,808
Ser. F, 5s, 5/1/30	Aa2	1,000,000	1,141,960
Ser. E, FGIC, NATL, 5s, 5/1/25	Aa2	1,330,000	1,421,531

Rutgers State U. VRDN, Ser. A, 0.19s, 5/1/18	VMIG1	2,560,000	2,560,000

Salem Cnty., Poll. Control Fin. Auth. Rev. Bonds,
Ser. A, 5 3/4s, 4/1/31	Baa1	1,250,000	1,263,388

South Jersey Port. Corp. Rev. Bonds, 5.2s, 1/1/23	A–	1,250,000	1,261,850

Sussex Cnty., Muni. Util. Auth. (Waste Wtr.
Facs.), Ser. B, AGM, zero %, 12/1/30	Aa2	1,500,000	699,360

Tobacco Settlement Fin. Corp. Rev. Bonds
6 3/8s, 6/1/32 (Prerefunded 6/1/12 and 6/1/13)	Aaa	1,285,000	1,346,423
Ser. 1A, 5s, 6/1/41	B2	2,000,000	1,557,140
Ser. 1A, 4 3/4s, 6/1/34	B2	2,000,000	1,545,040
Ser. 1A, 4 5/8s, 6/1/26	B1	2,500,000	2,243,275
Ser. 1A, 4 1/2s, 6/1/23	B1	1,220,000	1,149,191

U. of Medicine & Dentistry Rev. Bonds, Ser. E,
NATL, 6 1/2s, 12/1/12 (Escrowed to maturity)	BBB	910,000	937,910

Union Cnty., Util. Auth. Resource Recvy. Fac.
Lease Rev. Bonds (Covanta Union), Ser. A,
5 1/4s, 12/1/31	AA+	1,500,000	1,646,835

Woodbridge Twp., Board of Ed. G.O. Bonds,
4 1/2s, 7/15/26	Aa2	1,000,000	1,135,570

			213,947,838
New York (4.9%)
NY City, G.O. Bonds, Ser. C, 5s, 8/1/24	Aa2	2,445,000	2,855,344

NY City, Muni. Wtr. & Swr. Fin. Auth. Rev. Bonds,
Ser. AA, 5s, 6/15/34	AA+	750,000	858,915

Port Auth. NY & NJ Rev. Bonds, Ser. 93rd,
6 1/8s, 6/1/94	Aa2	5,000,000	6,176,442

Port Auth. NY & NJ Special Oblig. Rev. Bonds
(Kennedy Intl. Arpt. — 5th Installment),
6 3/4s, 10/1/19	BB+/P	600,000	598,212
(JFK Intl. Air Term.), 6s, 12/1/42	Baa3	1,000,000	1,136,590

Port Auth. of NY & NJ Rev. Bonds, 5s, 7/15/30	Aa2	1,250,000	1,482,600

			13,108,103
Pennsylvania (1.2%)
Delaware River Port Auth. Rev. Bonds (Port
Dist.), Ser. B, AGM, 5 5/8s, 1/1/26	Aa3	3,250,000	3,257,410

			3,257,410
Puerto Rico (9.0%)
Cmnwlth. of PR, G.O. Bonds
Ser. A, 6s, 7/1/40	Baa1	1,975,000	2,155,160
Ser. A, FGIC, 5 1/2s, 7/1/21	Baa1	1,490,000	1,684,013
(Pub. Impt.), Ser. A, NATL, 5 1/2s, 7/1/20	Baa1	2,500,000	2,826,375

Cmnwlth. of PR, Aqueduct & Swr. Auth. Rev. Bonds,
Ser. A
6s, 7/1/44	Baa2	3,300,000	3,511,662
6s, 7/1/38	Baa2	1,000,000	1,069,030

MUNICIPAL BONDS AND NOTES (97.5%)* cont.	Rating**	Principal amount	Value

Puerto Rico cont.
Cmnwlth. of PR, Elec. Pwr. Auth. Rev. Bonds,
Ser. A, 5s, 7/1/29	Baa1	$1,000,000	$1,051,690

Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds
Ser. N, 5 1/2s, 7/1/25	Baa1	1,000,000	1,122,210
Ser. X, 5 1/2s, 7/1/13 (Escrowed to maturity)	A3	210,000	216,317
Ser. X, 5 1/2s, 7/1/13	A3	60,000	61,626

Cmnwlth. of PR, Indl. Tourist Edl. Med. & Env.
Control Facs. Rev. Bonds (Cogen. Fac.-AES),
6 5/8s, 6/1/26	Ba1	1,000,000	1,000,350

Cmnwlth. of PR, Infrastructure Fin. Auth. Special
Tax Bonds, Ser. C, AMBAC, 5 1/2s, 7/1/25	Baa1	1,025,000	1,139,380

Cmnwlth. of PR, Pub. Bldg. Auth. Rev. Bonds
Ser. Q, Cmnwlth. of PR Gtd., 5 5/8s, 7/1/39	Baa1	1,000,000	1,061,870
(Govt. Fac.), Ser. I, Cmnwlth. of PR Gtd.,
5 1/4s, 7/1/29	Baa1	570,000	585,618

Cmnwlth. of PR, Sales Tax Fin. Corp. Rev. Bonds
Ser. A, 6s, 8/1/42	A1	5,000,000	5,653,150
Ser. C, 5 1/4s, 8/1/41	A1	1,000,000	1,067,550

			24,206,001
Virgin Islands (0.6%)
VI Pub. Fin. Auth. Rev. Bonds
Ser. A, 6s, 10/1/39	Baa3	450,000	499,374
Ser. A-1, 5s, 10/1/39	Baa2	525,000	538,225
Ser. A, 5s, 10/1/25	Baa2	450,000	484,205

			1,521,804

TOTAL INVESTMENTS

Total investments (cost $238,381,652)			$262,111,444

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from June 1, 2011 through May 31, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $268,817,318.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” The rating of an insured security represents what is believed to be the most recent rating of the insurer’s claims-paying ability available at the close of the reporting period, if higher than the rating of the direct issuer of the bond, and does not reflect any subsequent changes. Ratings are not covered by the Report of Independent Registered Public Accounting Firm. Security ratings are defined in the Statement of Additional Information.

∆ Forward commitment, in part or in entirety (Note 1).

The rates shown on Mandatory Put Bonds are the current interest rates at the close of the reporting period.

The dates shown parenthetically on Mandatory Put Bonds represent the next mandatory put dates.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

State government	18.0%
Health care	15.9

The fund had the following insurance concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

AGM	14.8%
NATL	11.3

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Municipal bonds and notes	$—	$262,111,444	$—

Totals by level	$—	$262,111,444	$—

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 5/31/12

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $238,381,652)	$262,111,444

Cash	1,092,016

Interest and other receivables	4,380,860

Receivable for shares of the fund sold	1,375,154

Receivable for investments sold	1,735,000

Total assets	270,694,474

LIABILITIES

Distributions payable to shareholders	178,788

Payable for purchases of delayed delivery securities (Note 1)	1,000,000

Payable for shares of the fund repurchased	326,881

Payable for compensation of Manager (Note 2)	100,428

Payable for investor servicing fees (Note 2)	20,761

Payable for custodian fees (Note 2)	1,651

Payable for Trustee compensation and expenses (Note 2)	68,581

Payable for administrative services (Note 2)	1,102

Payable for distribution fees (Note 2)	110,443

Other accrued expenses	68,521

Total liabilities	1,877,156

Net assets	$268,817,318

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 6)	$245,257,575

Undistributed net investment income (Note 1)	430,014

Accumulated net realized loss on investments (Note 1)	(600,063)

Net unrealized appreciation of investments	23,729,792

Total — Representing net assets applicable to capital shares outstanding	$268,817,318

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($210,124,253 divided by 21,456,822 shares)	$9.79

Offering price per class A share (100/96.00 of $9.79)*	$10.20

Net asset value and offering price per class B share ($6,605,025 divided by 675,286 shares)**	$9.78

Net asset value and offering price per class C share ($31,693,709 divided by 3,233,434 shares)**	$9.80

Net asset value and redemption price per class M share ($3,552,209 divided by 362,688 shares)	$9.79

Offering price per class M share (100/96.75 of $9.79)†	$10.12

Net asset value, offering price and redemption price per class Y share
($16,842,122 divided by 1,717,169 shares)	$9.81

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 5/31/12

INTEREST INCOME	$11,413,727

EXPENSES

Compensation of Manager (Note 2)	$1,084,851

Investor servicing fees (Note 2)	123,173

Custodian fees (Note 2)	7,689

Trustee compensation and expenses (Note 2)	18,321

Administrative services (Note 2)	7,639

Distribution fees — Class A (Note 2)	441,902

Distribution fees — Class B (Note 2)	53,503

Distribution fees — Class C (Note 2)	253,993

Distribution fees — Class M (Note 2)	17,044

Other	115,431

Total expenses	2,123,546

Expense reduction (Note 2)	(2,845)

Net expenses	2,120,701

Net investment income	9,293,026

Net realized gain on investments (Notes 1 and 3)	255,139

Net unrealized appreciation of investments during the year	16,943,629

Net gain on investments	17,198,768

Net increase in net assets resulting from operations	$26,491,794

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 5/31/12	Year ended 5/31/11

Operations:
Net investment income	$9,293,026	$10,088,955

Net realized gain on investments	255,139	293,931

Net unrealized appreciation (depreciation) of investments	16,943,629	(7,981,367)

Net increase in net assets resulting from operations	26,491,794	2,401,519

Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income

Class A	(8,230)	(4,405)

Class B	(251)	(194)

Class C	(1,073)	(577)

Class M	(148)	(70)

Class Y	(565)	(197)

From tax-exempt net investment income
Class A	(7,518,602)	(8,244,565)

Class B	(203,935)	(329,551)

Class C	(774,642)	(859,511)

Class M	(121,774)	(137,238)

Class Y	(560,305)	(426,904)

Increase in capital from settlement payments (Note 6)	19,616	388

Redemption fees (Note 1)	—	1

Increase (decrease) from capital share transactions (Note 4)	20,135,417	(19,468,761)

Total increase (decrease) in net assets	37,457,302	(27,070,065)

NET ASSETS

Beginning of year	231,360,016	258,430,081

End of year (including undistributed net investment income
of $430,014 and $419,312, respectively)	$268,817,318	$231,360,016

The accompanying notes are an integral part of these financial statements.

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Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)	on investments	operations	income	distributions	fees	reimbursements	end of period	value (%) [a]	(in thousands)	(%) [b]	net assets (%)	(%)

Class A
May 31, 2012	$9.12	.37	.67	1.04	(.37)	(.37)	—	— [d,f]	$9.79	11.57	$210,124.79		3.90	7
May 31, 2011	9.36	.38	(.24)	.14	(.38)	(.38)	— [d]	— [d,e]	9.12	1.53	188,287.78		4.14	9
May 31, 2010	8.92	.37	.45	.82	(.38)	(.38)	— [d]	—	9.36	9.34	205,848	.81 [c]	4.10 [c]	9
May 31, 2009	9.10	.37	(.17)	.20	(.38)	(.38)	— [d]	—	8.92	2.36	174,980	.87 [c]	4.22 [c]	12
May 31, 2008	9.15	.37	(.04)	.33	(.38)	(.38)	— [d]	—	9.10	3.65	168,268	.86 [c]	4.07 [c]	27

Class B
May 31, 2012	$9.11	.31	.67	.98	(.31)	(.31)	—	— [d,f]	$9.78	10.90	$6,605	1.41	3.28	7
May 31, 2011	9.35	.33	(.25)	.08	(.32)	(.32)	— [d]	— [d,e]	9.11	.91	7,252	1.40	3.49	9
May 31, 2010	8.91	.32	.44	.76	(.32)	(.32)	— [d]	—	9.35	8.65	12,484	1.44 [c]	3.47 [c]	9
May 31, 2009	9.09	.31	(.17)	.14	(.32)	(.32)	— [d]	—	8.91	1.70	21,044	1.50 [c]	3.58 [c]	12
May 31, 2008	9.14	.31	(.04)	.27	(.32)	(.32)	— [d]	—	9.09	2.99	28,590	1.50 [c]	3.43 [c]	27

Class C
May 31, 2012	$9.12	.30	.67	.97	(.29)	(.29)	—	— [d,f]	$9.80	10.83	$31,694	1.56	3.11	7
May 31, 2011	9.37	.31	(.25)	.06	(.31)	(.31)	— [d]	— [d,e]	9.12	.64	21,286	1.55	3.36	9
May 31, 2010	8.93	.30	.44	.74	(.30)	(.30)	— [d]	—	9.37	8.45	26,594	1.59 [c]	3.32 [c]	9
May 31, 2009	9.10	.30	(.16)	.14	(.31)	(.31)	— [d]	—	8.93	1.66	11,637	1.65 [c]	3.47 [c]	12
May 31, 2008	9.14	.30	(.04)	.26	(.30)	(.30)	— [d]	—	9.10	2.93	4,704	1.65 [c]	3.31 [c]	27

Class M
May 31, 2012	$9.12	.34	.67	1.01	(.34)	(.34)	—	— [d,f]	$9.79	11.26	$3,552	1.06	3.63	7
May 31, 2011	9.36	.36	(.25)	.11	(.35)	(.35)	— [d]	— [d,e]	9.12	1.26	3,083	1.05	3.85	9
May 31, 2010	8.92	.35	.44	.79	(.35)	(.35)	— [d]	—	9.36	9.01	3,928	1.09 [c]	3.83 [c]	9
May 31, 2009	9.10	.34	(.17)	.17	(.35)	(.35)	— [d]	—	8.92	2.06	2,058	1.15 [c]	3.95 [c]	12
May 31, 2008	9.15	.34	(.04)	.30	(.35)	(.35)	— [d]	—	9.10	3.38	1,536	1.15 [c]	3.78 [c]	27

Class Y
May 31, 2012	$9.13	.39	.68	1.07	(.39)	(.39)	—	— [d,f]	$9.81	11.92	$16,842.56		4.11	7
May 31, 2011	9.38	.40	(.25)	.15	(.40)	(.40)	— [d]	— [d,e]	9.13	1.65	11,453.55		4.38	9
May 31, 2010	8.93	.40	.45	.85	(.40)	(.40)	— [d]	—	9.38	9.66	9,576	.59 [c]	4.33 [c]	9
May 31, 2009	9.10	.39	(.17)	.22	(.39)	(.39)	— [d]	—	8.93	2.67	1,915	.65 [c]	4.47 [c]	12
May 31, 2008†	9.15	.16	(.04)	.12	(.17)	(.17)	—	—	9.10	1.28 *	429	.27 *[c]	1.79 *[c]	27

* Not annualized

† For the period January 2, 2008 (commencement of operations) to May 31, 2008.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements (Note 2).

c Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

May 31, 2010	0.02%

May 31, 2009	0.01

May 31, 2008	0.01

d Amount represents less than $0.01 per share.

e Reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 18, 2011 (Note 6).

f Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011 (Note 6).

The accompanying notes are an integral part of these financial statements.

30	31

Notes to financial statements 5/31/12

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Unless otherwise noted, the “reporting period” represents the period from June 1, 2011 through May 31, 2012.

Putnam New Jersey Tax Exempt Income Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The investment objective of the fund is to seek as high a level of current income exempt from federal income tax and New Jersey personal income tax as Putnam Management believes is consistent with preservation of capital. The fund invests mainly in bonds that pay interest that is exempt from federal income tax and New Jersey personal income tax (but that may be subject to federal alternative minimum tax (AMT)), are investment-grade in quality, and have intermediate- to long-term maturities (three years or longer).

The fund offers class A, class B, class C, class M and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Prior to August 2, 2010, a 1.00% redemption fee applied to certain shares that were redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee was accounted for as an addition to paid-in-capital. Effective August 2, 2010, this redemption fee no longer applies to shares redeemed.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million ($325 million prior to June 29, 2012) unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% (0.13% prior to June 29, 2012) per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At May 31, 2012, the fund had a capital loss carryover of $408,493 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover
Short-term	Long-term	Total	Expiration

$128,054	$—	$128,054	May 31, 2018

280,439	—	280,439	May 31, 2019

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $16,659 recognized during the period between November 1, 2011 and May 31, 2012 to its fiscal year ending May 31, 2013.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of dividends payable and straddle loss deferrals. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $92,799 to decrease undistributed net investment income, $19,614 to decrease paid-in-capital and $112,413 to decrease to accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$23,897,614
Unrealized depreciation	(55,008)

Net unrealized appreciation	23,842,606
Undistributed tax-exempt income	592,379
Undistributed ordinary income	16,423
Capital loss carryforward	(408,493)
Post-October capital loss deferral	(16,659)
Cost for federal income tax purposes	$238,268,838

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.590%	of the first $5 billion,
0.540%	of the next $5 billion,
0.490%	of the next $10 billion,
0.440%	of the next $10 billion,
0.390%	of the next $50 billion,
0.370%	of the next $50 billion,
0.360%	of the next $100 billion and
0.355%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. Prior to March 1, 2012, investor servicing fees could not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $2,845 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $198, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C and class M shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rate of 0.85%, 1.00% and 0.50% of the average net assets for class B, class C and class M shares, respectively. For class A shares, the annual payment rate will equal the weighted average of (i) 0.20% on the net assets of the fund attributable to class A shares purchased and paid for prior to April 1, 2005 and (ii) 0.25% on all other net assets of the fund attributable to class A shares.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $54,198 and $800 from the sale of class A and class M shares, respectively, and received $6,155 and $1,445 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $1,920 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $29,328,777 and $15,537,014, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 5/31/12		Year ended 5/31/11

Class A	Shares	Amount	Shares	Amount

Shares sold	3,401,671	$32,374,199	3,102,319	$28,791,060

Shares issued in connection with
reinvestment of distributions	622,275	5,905,970	640,515	5,886,778

	4,023,946	38,280,169	3,742,834	34,677,838

Shares repurchased	(3,222,594)	(30,336,475)	(5,070,678)	(46,172,722)

Net increase (decrease)	801,352	$7,943,694	(1,327,844)	$(11,494,884)

	Year ended 5/31/12		Year ended 5/31/11

Class B	Shares	Amount	Shares	Amount

Shares sold	118,578	$1,133,440	96,233	$885,155

Shares issued in connection with
reinvestment of distributions	17,780	168,356	27,702	255,204

	136,358	1,301,796	123,935	1,140,359

Shares repurchased	(257,425)	(2,392,090)	(662,135)	(6,098,584)

Net decrease	(121,067)	$(1,090,294)	(538,200)	$(4,958,225)

	Year ended 5/31/12		Year ended 5/31/11

Class C	Shares	Amount	Shares	Amount

Shares sold	1,328,458	$12,681,930	698,792	$6,525,508

Shares issued in connection with
reinvestment of distributions	71,145	677,381	76,875	708,300

	1,399,603	13,359,311	775,667	7,233,808

Shares repurchased	(499,384)	(4,729,670)	(1,280,200)	(11,616,553)

Net increase (decrease)	900,219	$8,629,641	(504,533)	$(4,382,745)

	Year ended 5/31/12		Year ended 5/31/11

Class M	Shares	Amount	Shares	Amount

Shares sold	38,891	$366,956	31,759	$297,699

Shares issued in connection with
reinvestment of distributions	12,239	116,220	14,150	130,356

	51,130	483,176	45,909	428,055

Shares repurchased	(26,627)	(256,948)	(127,202)	(1,158,327)

Net increase (decrease)	24,503	$226,228	(81,293)	$(730,272)

	Year ended 5/31/12		Year ended 5/31/11

Class Y	Shares	Amount	Shares	Amount

Shares sold	626,553	$5,989,232	623,128	$5,671,592

Shares issued in connection with
reinvestment of distributions	15,401	147,202	14,333	133,997

	641,954	6,136,434	637,461	5,805,589

Shares repurchased	(179,348)	(1,710,286)	(404,065)	(3,708,224)

Net increase	462,606	$4,426,148	233,396	$2,097,365

At the close of the reporting period, Putnam Investments, LLC owned 1,300 class Y shares of the fund (0.08% of class Y shares outstanding), valued at $12,753.

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund may be affected by economic and political developments in the state of New Jersey.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. In July 2011, the fund recorded a receivable of $19,616 related to restitution amounts in connection with a distribution plan approved by the SEC. This amount, which was received by the fund in December 2011, is reported as part of Increase in capital from settlement payments on the Statement of changes in net assets. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. In May 2011, the fund received a payment of $388 related to settlement of those lawsuits. This amount is reported as a part of Increase in capital from settlement payments on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 7: New accounting pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011–04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011–04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011–04 is effective for fiscal years and interim periods beginning after December 15, 2011. The application of ASU 2011–04 will not have a material impact on the fund’s financial statements.

In December 2011, the FASB issued ASU No. 2011–11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011–11 and its impact, if any, on the fund’s financial statements.

Federal tax information (Unaudited)

The fund has designated 99.89% of dividends paid from net investment income during the reporting period as tax exempt for Federal income tax purposes.

The Form 1099 that will be mailed to you in January 2013 will show the tax status of all distributions paid to your account in calendar 2012.

About the Trustees

Independent Trustees

Ravi Akhoury Born 1947, Trustee since 2009

Principal occupations during past five years: Advisor to New York Life Insurance Company. Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College and member of the Investment Committee for the college’s endowment. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children’s Hospital of Colorado.

Other directorships: SM Energy Company, a domestic exploration and production company; UniSource Energy Corporation, an Arizona utility

Jameson A. Baxter
Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy’s Adirondack Chapter.

Charles B. Curtis Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. Former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board. Chairman of World Institute of Nuclear Security, a non-profit international non-governmental organization.

Other directorships: Southern California Edison, a regulated electric utility, and its parent company, Edison International

Robert J. Darretta Born 1946, Trustee since 2007

Principal occupations during past five years: Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson’s Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

John A. Hill Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Paul L. Joskow Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; TransCanada Corporation, an energy company focused on natural gas transmission, oil pipeline, and power services; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra

Elizabeth T. Kennan Born 1938, Trustee from 1992 to 2010 and since 2012

Principal occupations during the past five years: Partner of Cambus-Kenneth Farm (thoroughbred horse breeding and general farming). President Emeritus of Mount Holyoke College. Trustee of the National Trust for Historic Preservation and of Centre College. Chairman of the Board of Shaker Village of Pleasant Hill.

Other directorships: Former Chairman and now Lead Director of Northeast Utilities, which operates New England’s largest energy delivery system

Kenneth R. Leibler Born 1949, Trustee since 2006

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Northeast Utilities, which operates New England’s largest energy delivery system

Robert E. Patterson Born 1945, Trustee since 1984

Principal occupations during past five years: Senior Partner of Cabot Properties, LP and Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

W. Thomas Stephens Born 1942, Trustee from 1997 to 2008 and since 2009

Principal occupations during past five years: Retired as Chairman and Chief Executive Officer of Boise Cascade, LLC, a paper, forest products, and timberland assets company, in December 2008. Prior to 2010, Director of Boise Inc., a manufacturer of paper and packaging products.

Other directorships: TransCanada Pipelines Ltd., an energy infrastructure company

Interested Trustee

Robert L. Reynolds*
Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of May 31, 2012, there were 109 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Robert T. Burns (Born 1961)
Executive Vice President, Principal Executive	Vice President and Chief Legal Officer
Officer, and Compliance Liaison	Since 2011
Since 2004	General Counsel, Putnam Investments and
Putnam Management
Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer	James P. Pappas (Born 1953)
Since 2002	Vice President
Chief of Operations, Putnam Investments and	Since 2004
Putnam Management	Director of Trustee Relations,
Putnam Investments and Putnam Management
Janet C. Smith (Born 1965)
Vice President, Assistant Treasurer, and	Judith Cohen (Born 1945)
Principal Accounting Officer	Vice President, Clerk, and Assistant Treasurer
Since 2007	Since 1993
Director of Fund Administration Services,
Putnam Investments and Putnam Management	Michael Higgins (Born 1976)
Vice President and Treasurer
Robert R. Leveille (Born 1969)	Since 2010
Vice President and Chief Compliance Officer	Manager of Finance, Dunkin’ Brands (2008–
Since 2007	2010); Senior Financial Analyst, Old Mutual Asset
Chief Compliance Officer, Putnam Investments,	Management (2007–2008); Senior Financial
Putnam Management, and Putnam Retail	Analyst, Putnam Investments (1999–2007)
Management
Nancy E. Florek (Born 1957)
Mark C. Trenchard (Born 1962)	Vice President, Assistant Clerk, Assistant
Vice President and BSA Compliance Officer	Treasurer, and Proxy Manager
Since 2002	Since 2000
Director of Operational Compliance,
Putnam Investments and Putnam	Susan G. Malloy (Born 1957)
Retail Management	Vice President and Assistant Treasurer
Since 2007
Director of Accounting & Control Services,
Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Income
Growth Opportunities Fund	American Government Income Fund
International Growth Fund	Diversified Income Trust
Multi-Cap Growth Fund	Floating Rate Income Fund
Small Cap Growth Fund	Global Income Trust
Voyager Fund	High Yield Advantage Fund
High Yield Trust
Blend	Income Fund
Asia Pacific Equity Fund	Money Market Fund*
Capital Opportunities Fund	Short Duration Income Fund
Capital Spectrum Fund	U.S. Government Income Trust
Emerging Markets Equity Fund
Equity Spectrum Fund	Tax-free income
Europe Equity Fund	AMT-Free Municipal Fund
Global Equity Fund	Tax Exempt Income Fund
International Capital Opportunities Fund	Tax Exempt Money Market Fund*
International Equity Fund	Tax-Free High Yield Fund
Investors Fund
Multi-Cap Core Fund	State tax-free income funds:
Research Fund	Arizona, California, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio,
Value	and Pennsylvania.
Convertible Securities Fund
Equity Income Fund	Absolute Return
George Putnam Balanced Fund	Absolute Return 100 Fund
The Putnam Fund for Growth and Income	Absolute Return 300 Fund
International Value Fund	Absolute Return 500 Fund
Multi-Cap Value Fund	Absolute Return 700 Fund
Small Cap Value Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Global Sector	Putnam RetirementReady Funds — portfolios
Global Consumer Fund	with automatically adjusting allocations to
Global Energy Fund	stocks, bonds, and money market instruments,
Global Financials Fund	becoming more conservative over time.
Global Health Care Fund
Global Industrials Fund	RetirementReady 2055 Fund
Global Natural Resources Fund	RetirementReady 2050 Fund
Global Sector Fund	RetirementReady 2045 Fund
Global Technology Fund	RetirementReady 2040 Fund
Global Telecommunications Fund	RetirementReady 2035 Fund
Global Utilities Fund	RetirementReady 2030 Fund
RetirementReady 2025 Fund
Asset Allocation	RetirementReady 2020 Fund
Putnam Global Asset Allocation Funds —	RetirementReady 2015 Fund
portfolios with allocations to stocks, bonds,
and money market instruments that are	Putnam Retirement Income Lifestyle
adjusted dynamically within specified ranges	Funds — portfolios with managed
as market conditions change.	allocations to stocks, bonds, and money
market investments to generate
Dynamic Asset Allocation Balanced Fund	retirement income.
Prior to November 30, 2011, this fund was known as
Putnam Asset Allocation: Balanced Portfolio.	Retirement Income Fund Lifestyle 1
Dynamic Asset Allocation	Retirement Income Fund Lifestyle 2
Conservative Fund	Retirement Income Fund Lifestyle 3
Prior to November 30, 2011, this fund was known as
Putnam Asset Allocation: Conservative Portfolio.
Dynamic Asset Allocation Growth Fund
Prior to November 30, 2011, this fund was known as
Putnam Asset Allocation: Growth Portfolio.
Dynamic Risk Allocation Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Fund information

Founded 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Robert J. Darretta	Mark C. Trenchard
Putnam Investment	John A. Hill	Vice President and
Management, LLC	Paul L. Joskow	BSA Compliance Officer
One Post Office Square	Elizabeth T. Kennan
Boston, MA 02109	Kenneth R. Leibler	Robert T. Burns
	Robert E. Patterson	Vice President and
Investment Sub-Manager	George Putnam, III	Chief Legal Officer
Putnam Investments Limited	Robert L. Reynolds
57–59 St James’s Street	W. Thomas Stephens	James P. Pappas
London, England SW1A 1LD		Vice President
Officers
Marketing Services	Robert L. Reynolds	Judith Cohen
Putnam Retail Management	President	Vice President, Clerk, and
One Post Office Square		Assistant Treasurer
Boston, MA 02109	Jonathan S. Horwitz
	Executive Vice President,	Michael Higgins
Custodian	Principal Executive Officer,	Vice President and Treasurer
State Street Bank	and Compliance Liaison
and Trust Company		Nancy E. Florek
	Steven D. Krichmar	Vice President, Assistant Clerk,
Legal Counsel	Vice President and	Assistant Treasurer, and
Ropes & Gray LLP	Principal Financial Officer	Proxy Manager

Independent Registered	Janet C. Smith	Susan G. Malloy
Public Accounting Firm	Vice President,	Vice President and
PricewaterhouseCoopers LLP	Assistant Treasurer, and	Assistant Treasurer
Principal Accounting Officer
Trustees
Jameson A. Baxter, Chair	Robert R. Leveille
Ravi Akhoury	Vice President and
Barbara M. Baumann	Chief Compliance Officer
Charles B. Curtis

This report is for the information of shareholders of Putnam New Jersey Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

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AN050
275015 7/12

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

May 31, 2012	$48,126	$--	$11,205	$500
May 31, 2011	$50,462	$--	$7,141	$ —

For the fiscal years ended May 31, 2012 and May 31, 2011, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $104,457 and $235,362 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of fund profitability

.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

May 31, 2012	$ —	$76,005	$ —	$ —

May 31, 2011	$ —	$191,000	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam New Jersey Tax Exempt Income Fund

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: July 27, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: July 27, 2012

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: July 27, 2012